                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 21.1


===================================================================================================================================
                                                      Date of           State
                 Subsidiary Name                   Incorporation     Incorporated                   Business Purpose
===================================================================================================================================

===================================================================================================================================
Subsidiaries of BankAtlantic Bancorp, Inc.
===================================================================================================================================
BankAtlantic                                           2/1952             US        A federal savings bank which provides
                                                                                    traditional retail and commercial banking
                                                                                    service.
ATM Services, LLC                                      5/1991          Florida      Inactive
BBC Capital Trust I                                    3/1997          Delaware     A statutory business trust
BBC Capital Trust II                                  10/2001          Delaware     A statutory business trust
BBC Capital Statutory Trust III                        5/2002        Connecticut    A statutory business trust
BBC Captial Statutory Trust IV                         9/2002        Connecticut    A statutory business trust
BBC Captial Trust V                                    9/2003        Connecticut    A statutory business trust
BBC Captial Trust VI                                  11/2002          Delaware     A statutory business trust
BBC Capital Statutory Trust VII                       12/2002        Connecticut    A statutory business trust
BBC Capital Trust VIII                                12/2002          Delaware     A statutory business trust
BBC Capital Trust IX                                  12/2002          Delaware     A statutory business trust
BankAtlantic Bancorp Partners, Inc.                    3/1998          Florida      Inactive
TSC Holding, LLC                                      11/1995          Florida      Invests in tax certificates
Ryan Beck & Co., Inc.                                  1/1965         New Jersey    Investment bankers
Levitt Corporation                                    12/1929          Florida      Holding Company
===================================================================================================================================
Subsidiaries of Ryan Beck & Co., Inc.
===================================================================================================================================
Ryan Beck Asset Sales, Inc.                           11/1988         New Jersey    Inactive
Cumberland Advisors, Inc.                              7/1993           Maine       Money manager
Ryan Beck Financial Corp.                              3/1983         New Jersey    Broker/dealer
Ryan Beck Planning and Insurance Agency Inc.           7/1988         New Jersey    Insurance Services
GMS Group, LLC                                         3/1997          Delaware     Broker/Dealer
Gruntal Life Agency, Inc.                              5/1982          New York     Insurance
Gruntal Insurance Agency, L.L.C.                       3/1997       Massachusetts   Insurance
===================================================================================================================================
===================================================================================================================================
Subsidiaries of BankAtlantic
===================================================================================================================================
Banc Servicing Center, LLC                             9/1995          Florida      Inactive
BankAtlantic Factors, LLC                              1/1997          Florida      Inactive
BA Financial Services, LLC                            12/2001          Florida      Insurance and alternative investments.
BA Holdings Inc.                                       5/2001         New Jersey    Manages R.E.I.T.
BankAtlantic Leasing Inc.                              8/1989          Florida      Inactive
BankAtlantic Mortgage, LLC                             5/1991          Florida      Inactive
BA Title Insurance Agency, Inc.                        2/1971          Florida      Title Agent
Fidelity Service, LLC                                 10/1970          Florida      Inactive
Fidelity Tax, LLC                                      3/2000          Florida      Invests in tax Certificates
Hammock Homes, LLC                                    10/1990          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
FT Properties, LLC                                     2/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 11, LLC                                      5/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 13, LLC                                      5/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 14, LLC                                      5/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 16, LLC                                      6/1992          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 18, LLC                                      6/1992          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 19, LLC                                      6/1992          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.



===================================================================================================================================
                                                      Date of           State
                 Subsidiary Name                   Incorporation     Incorporated                   Business Purpose
===================================================================================================================================


Heartwood 2, LLC                                       2/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 20, LLC                                      6/1992          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 21, LLC                                      2/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 3, LLC                                       2/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 4, LLC                                       2/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 7, LLC                                       5/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 87, LLC                                      3/1987          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 88, LLC                                      5/1988          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 90, LLC                                     11/1990          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 91, LLC                                      1/1991          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 91-1, LLC                                    2/1986          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 91-2, LLC                                    7/1987          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 91-3, LLC                                   12/1985          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Heartwood 91-4, LLC                                    1/1986          Florida      Takes title, manages, and disposes of
                                                                                    BankAtlantic's foreclosures.
Sunrise Atlantic, LLC                                  1/1990          Florida      Invests in Tax Certificates
Palm River Development Co., Inc.                       7/1999          Florida      Invests in real estate joint ventures
River Club of Vero Beach, LLC                          5/2001          Florida      Real estate developer
Professional Valuation Services, LLC                  10/1987          Florida      Inactive
Heartwood Holdings, Inc.                               7/1988          Florida      Real estate investment trust.
Leasing Technology, Inc.                               2/1998          Florida      Lease financing of vehicles and equipment.
===================================================================================================================================
===================================================================================================================================
Subsidiaries of Leasing Technology Inc.
===================================================================================================================================
LTI Aviation Finance Corp.                            11/1991          Florida      Financing of aviation vehicles
LTI Vehicle Finance Corp.                             12/1997          Florida      Financing of motor vehicles
LTI Vehicle Leasing Corp.                              5/1987          Florida      Leasing of motor vehicles
===================================================================================================================================
===================================================================================================================================
Subsidiaries of Levitt Corporation
===================================================================================================================================
Levitt and Sons, LLC                                   4/2000          Florida      Real estate developer
Core Communities, LLC (1/02-Florida ?)                 5/1996          Florida      Holding Company
BankAtlantic Venture Partners 1, LLC                  12/1985          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 2, LLC                  12/1986          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 3, LLC                  12/1987          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 4, LLC                  12/1987          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 7, Inc.                  3/1998          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 8, Inc.                  3/1998          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 9, Inc.                  3/1998          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 10, Inc.                 3/1998          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 14, Inc.                 4/1999          Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 15, Inc.                 4/1999          Florida      Invests in real estate joint ventures
Levitt Commercial Development LLC                      1/2001          Florida      Develops real estate.
Levitt Commercial LLC                                  1/2001          Florida      Develops real estate.




===================================================================================================================================
                                                      Date of           State
                 Subsidiary Name                   Incorporation     Incorporated                   Business Purpose
===================================================================================================================================



Levitt Realty & Finance, LLC                           1/1900          Florida      Reas estate financing and leasing
Miami River Partners, LLC                              5/1998          Florida      Invests in real estate joint ventures
===================================================================================================================================
Subsidiaries of Levitt Commercial, LLC
===================================================================================================================================
Levitt Commercial High Ridge, LLC                      3/2002          Florida      Real Estate Developer
Levitt Commercial High Ridge II, LLC                   3/2002          Florida      Real Estate Developer
===================================================================================================================================
Subsidiaries of Core Communities, LLC
===================================================================================================================================
St. Lucie West Development Company, LLC             5/17/1996          Florida      Holds real estate
St. Lucie West Realty, LLC                             7/1986          Florida      Sale of real estate
St. Lucie Farms, LLC                                   9/2000          Florida      Holds real estate
Lake Charles Development Company, LLC                  5/1996          Florida      Develops real estate
Core Commercial Realty, LLC                           10/1999          Florida      Sells real estate
Horizons St. Lucie Development, LLC                    4/1999          Florida      Develops real estate
Wiregrass Ranch, LLC                                  12/2001          Florida      Develops real estate
Somerset Development, LLC                              5/2002          Florida      Develops real estate
Somerset Realty, LLC                                   5/2002          Florida      Sells real estate
Somerset Title, LLC                                    5/2002          Florida      Inactive
Live Oak Commercial, LLC                               9/2002          Florida      Real Estate Developer
Tradition Development Company, LLC                     3/1998          Florida      Real Estate Developer
Tradition Village Center, LLC                         12/2002          Florida      Real Estate Developer
===================================================================================================================================
Tradition Mortgage, LLC                               12/2002          Florida      Real Estate Developer
Tradition Construction, LLC                           12/2002          Florida      Real Estate Developer
Tradition Irrigation Company, LLC                     12/2002          Florida      Real Estate Developer
Tradition Health & Fitness                            12/2002          Florida      Real Estate Developer
Tradition Realty, LLC                                 12/2002          Florida      Real Estate Developer
Tradition Title Company, LLC                          12/2002          Florida      Real Estate Developer
===================================================================================================================================
Subsidiaries of Horizons St. Lucie Development, LLC
===================================================================================================================================
Horizons Acquisition 1, LLC                            6/2002          Florida      Real Estate Developer
Horizons Acquisition 2, LLC                            6/2002          Florida      Real Estate Developer
Horizons Acquisitons 3, LLC                            6/2002          Florida      Real Estate Developer
Horizons Acquisitions 4, LLC                           6/2002          Florida      Real Estate Developer
Horizons Acquisition 5, LLC                            6/2002          Florida      Real Estate Developer
===================================================================================================================================
Subsidiaries of Live Oak Commercial, LLC
===================================================================================================================================
Live Oak School Park, LLC                              9/2002          Florida      Holds real estate

===================================================================================================================================
Subsidiaries of Levitt and Sons, LLC
===================================================================================================================================
Levitt and Sons, Inc.                                 12/2001          Florida      Inactive
Levitt & Sons Incorporated                            12/1997          Delaware     Inactive
BankAtlantic Venture Partners 5, LLC                  12/1987          Florida      Invests in real estate joint ventures
Levitt and Sons of Manatee County, LLC                12/1987          Florida      Real estate developer
Cascades by Levitt and Sons, LLC                      11/1992          Florida      Real estate developer
Regency Hills by Levitt and Sons, LLC                 10/1988          Florida      Real estate developer
Levitt Homes, LLC                                      2/1976          Florida      Real estate developer
Levitt Industries, LLC                                10/1979          Florida      Inactive
Magnolia Lakes by Levitt and Sons, LLC                12/1985          Florida      Real estate developer
Levitt Realty Services, Inc.                          10/1990          Florida      Real estate broker
Levitt Realty Services, LLC                           12/2001          Florida      Inactive
Levitt Springs, LLC                                    6/1990          Florida      Inactive
Avalon Park by Levitt and Sons, LLC                    8/1996          Florida      Real estate developer
Levitt Construction Corp., East                       10/1979          Florida      General contractor
Levitt Construction East, LLC                         12/2001          Florida      General contractor
Levitt Homes Bellaggio Partners, LLC                   5/1987          Florida      Invests in real estate joint ventures



===================================================================================================================================
                                                      Date of           State
                 Subsidiary Name                   Incorporation     Incorporated                   Business Purpose
===================================================================================================================================


===================================================================================================================================
Subsidiaries of Levitt Industries, LLC
===================================================================================================================================
Summerport by Levit and Sons, LLC                      8/1996          Florida      Real estate developer
Lev-Brn, LLC                                           7/1988          Florida      Invests in real estate joint ventures
===================================================================================================================================
Subsidiaries of Levitt Homes, LLC
===================================================================================================================================
Bellaggio by Levitt and Sons, LLC                      6/1986          Florida      Real estate developer
Hampshire Homes, LTD                                   6/1986          Maryland     Holds real estate.
Levitt at Amherst, LLC                                10/1987          Florida      General partner in real estate development
Levitt at Huntington Lakes, LLC                       10/1994          Florida      Develops real estate
Levitt at Twin Acres, LLC                             12/1993          Florida      General partner in real estate development
Levitt at Westchester West, LLC                        9/1988          Florida      General partner in real estate development
Levitt at Westchester, LLC                            10/1987          Florida      Inactive
Levitt Hagen Ranch, LLC                                3/1998          Florida      General partner in real estate development
Levitt Homes at Waters Edge, Inc.                      8/1988          New York     Inactive
LM Mortgage Company, LLC                               4/1999          Florida      Mortgage broker
The Villages at Emerald Lakes, LLC                     7/1990          Florida      Inactive
U.F.C. Title Insurance Agency, LLC                    11/1984          Florida      Title agent


